Exhibit 10.14(e)

EXECUTION COPY

OMNIBUS AMENDMENT AGREEMENT

THIS OMNIBUS AMENDMENT AGREEMENT (this “Agreement”) is entered into as of February 15, 2008 by and among ESMARK STEEL SERVICE GROUP, INC., a Delaware corporation (formerly known as Esmark Incorporated and herein, together with its successors and assigns, the “Company”, and in such capacity, the “Borrower Representative”), SUN STEEL COMPANY LLC, an Illinois limited liability company (“Sun Steel”), ELECTRIC COATING TECHNOLOGIES LLC, a Delaware limited liability company (“Electric Coating”), GREAT WESTERN STEEL COMPANY LLC, an Illinois limited liability company (“Great Western”), CENTURY STEEL COMPANY LLC, an Illinois limited liability company (“Century Steel”), ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC, an Illinois limited liability company (“ECT Bridgeview”), U.S. METALS & SUPPLY LLC, an Illinois limited liability company (“U.S. Metals”), MIAMI VALLEY STEEL SERVICE, INC., an Ohio corporation (“Miami Valley”), NORTH AMERICAN STEEL LLC, an Illinois limited liability company (“North American”), PREMIER RESOURCE GROUP LLC, an Illinois limited liability company (“Premier”), and INDEPENDENT STEEL COMPANY LLC, an Illinois limited liability company (“Independent” and, together with the Company, Sun Steel, Electric Coating, Great Western, Century Steel, ECT Bridgeview, U.S. Metals, Miami Valley, North American, and Premier, and their respective successors and assigns, collectively, the “Borrowers” and, individually, “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and GENERAL ELECTRIC CAPITAL CORPORATION, as successor Administrative Agent, as a Co-Collateral Agent, as successor Swingline Lender and as successor Issuing Bank (in such capacities, for the purposes of this Amendment and from and after the Omnibus Amendment Effective Date (as defined below), “GE Capital”) and as successor Co-Collateral Agent No. 1 (as defined below).

RECITALS

WHEREAS, the Borrowers, the other Loan Parties, the Lenders party thereto, JPMorgan Chase Bank, N.A., as prior Administrative Agent, prior Swingline Lender, and prior Issuing Bank (in such capacities, “Prior Agent”) and as a Co-Collateral Agent (in such capacity, “Co-Collateral Agent No. 1”) and GE Capital as a Co-Collateral Agent have entered into a Credit Agreement dated as of April 30, 2007 (as heretofore or hereafter amended, modified, supplemented or restated, the “Credit Agreement”; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Credit Agreement); and

WHEREAS, pursuant to that certain assignment and assumption agreement dated as of the date hereof by and among GE Capital, Co-Collateral Agent No. 1, Prior Agent and Borrower Representative (the “Assignment Agreement”), Prior Agent has resigned as Administrative Agent, Co-Collateral Agent No. 1, Swingline Lender and Issuing Bank and GE Capital has been appointed as successor Administrative Agent, successor Collateral Agent No. 1, successor Swingline Lender and successor Issuing Bank and the parties hereto desire to reconfirm such resignation and appointment and to amend the Loan Documents accordingly.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.Confirmation of the Appointment of Administrative Agent and Co-Collateral Agent No. 1. GE Capital, in its capacity as a Lender, and each of the other Lenders party hereto, collectively constituting the Required Lenders, hereby reconfirm the appointment of GE Capital, in its individual capacity, as Administrative Agent and as Co-Collateral Agent No. 1 pursuant to the Assignment

Agreement, and GE Capital, the Borrower Representative and each of the Borrowers hereby reconfirm their acceptance and approval of such appointment pursuant to the Assignment Agreement. Each of the parties hereto agree to execute all documents GE Capital reasonably believes are necessary or desirable to evidence its appointment as the successor Administrative Agent and Co-Collateral Agent No. 1. GE Capital shall not be liable for any actions taken or omitted to be taken by Prior Agent while it was Administrative Agent or Co-Collateral Agent No. 1.

2. Confirmation of the Replacement of Swing Line Lender. The Borrower Representative and each of the Borrowers hereby reconfirm their agreement pursuant to the Assignment Agreement that GE Capital has replaced JPMorgan Chase Bank, N.A. as the Swingline Lender.

3. Confirmation of the Replacement of Issuing Bank. Pursuant to Section 2.06(i) of the Credit Agreement, the Borrower Representative and each of the Borrowers hereby reconfirm their agreement pursuant to the Assignment Agreement that GE Capital (or an Affiliate thereof or a bank or legally authorized Person selected by or acceptable to GE Capital in its sole discretion and acceptable to the beneficiary) has replaced Prior Agent as the Issuing Bank.

4. General Amendments to the Credit Agreement and other Loan Documents. Each reference to “JPMorgan Chase Bank, N.A.”, in its capacity as Administrative Agent, a Co-Collateral Agent, Issuing Bank and/or Swingline Lender in the Credit Agreement or any other Loan Documents and all other agreements, documents or instruments previously or hereafter executed and delivered pursuant to the terms thereof shall, from and after the Omnibus Amendment Effective Date, mean a reference to GE Capital, in its capacity as Administrative Agent, Co-Collateral Agent, Issuing Bank and/or Swingline Lender, as applicable.

5. Additional Amendments to the Credit Agreement.

(a) Amendment to “Applicable Rate” Definition. The following text shall be inserted at the conclusion of the defined term “Applicable Rate” in Section 1.01 of the Credit Agreement to read as follows:

“Notwithstanding the foregoing, for the period beginning on the Omnibus Amendment Effective Date through and including the Maturity Date, the Applicable Rate shall be, as of any date of determination, 1.25% per annum for ABR Loans and 2.00% per annum for Eurodollar Revolving Loans.”

(b) Amendment to “Issuing Bank” Definition. The defined term “Issuing Bank” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Issuing Bank” means GE (or an Affiliate thereof or a bank or legally authorized Person selected by or acceptable to GE in its sole discretion), in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

(c) Amendment to “Prime Rate” Definition. The defined term “Prime Rate” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Prime Rate” shall mean, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the “prime rate” (or, if The Wall Street

Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent), and (ii) the Federal Funds Effective Rate plus 50 basis points per annum. Each change in any interest rate provided for in this Agreement based upon the Prime Rate shall take effect at the time of such change in the Prime Rate.

(d) Amendment to “Secured Obligations” Definition. The defined term “Secured Obligations “ in Section 1.01 of the Credit Agreement is hereby amended to delete the words “(other than Chase)” therefrom.

(e) Amendment to “Swingline Lender” Definition. The defined term “Swingline Lender” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“Swingline Lender” means GE, in its capacity as lender of Swingline Loans hereunder.

(f) Amendment to Add New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms thereto in alphabetical order:

“Omnibus Amendment Agreement” means that certain Omnibus Amendment Agreement dated as of February 15, 2008 by and among the Borrowers, the Loan Parties, the Co-Collateral Agents, the Administrative Agent, the Swingline Lender, the Issuing Bank and the Lenders.

“Omnibus Amendment Effective Date” has the meaning ascribed to it in the Omnibus Amendment Agreement.

(g) Amendment to Letters of Credit Section. Section 2.06 of the Credit Agreement is hereby amended to add the following new clause (k) at the conclusion thereof to read as follows:

“(k) Delivery of LC Agreements. Notwithstanding anything to the contrary in this Section 2.06 or any other provision of a Loan Document, Borrowers shall not be permitted to request the issuance of a Letter of Credit prior to the date that Borrowers have entered into (i) in the case of any standby letters of credit, an application and agreement for standby letters of credit between Borrowers and GE and (ii) in the case of any documentary letter of credit, an application and agreement for documentary letters of credit between Borrowers and GE, in each case on terms and conditions satisfactory to GE.”

(h) Amendment to Payment Instructions. Section 2.18(a) of the Credit Agreement is hereby amended to delete the words “at its offices at 120 South LaSalle Street, Chicago, Illinois” and to insert in place thereof the following words: “by wire transfer to such account or other place as the Administrative Agent may from time to time designate in writing.”

(i) Amendment to Reporting Covenant. Section 5.01 of the Credit Agreement is hereby amended by deleting the text “20 days at the end of each calendar month” in clause (f) thereof and substituting therefor the text “9 Business Days at the end of each calendar month”.

(j) Amendment to Add Covenant. Section 5.14 of the Credit Agreement is hereby amended to add the following new subsection (d) thereto:

“(d) The Loan Parties shall have delivered to the Administrative Agent each of the documents and payments required pursuant to Section 11 of the Omnibus Amendment Agreement in accordance with the terms set forth therein.”

(k) Amendment to Affiliate Loans Covenant. Section 6.04 of the Credit Agreement is hereby amended by deleting the text “$35,000,000” in clause (p)(i)(B) thereof and substituting therefor the text “$5,000,000”.

(l) Amendment to Restricted Payments Covenant. Section 6.08 of the Credit Agreement is hereby amended by deleting the text “$35,000,000 in clause (a)(iv)(A)(2) thereof and substituting therefor the text $5,000,000”.

(m) Amendment to Minimum Availability Covenant. Section 6.12 of the Credit Agreement is hereby deleted and replaced with the following:

“Section 6.12. Minimum Availability. The Borrowers shall maintain at all times Aggregate Availability of not less than $5,000,000.”

(n) Amendment to Events of Default Section. Article VII of the Credit Agreement is hereby amended by deleting clause (t) therein in its entirety.

(o) Amendment to Notice Provisions. Sections 9.01(a)(ii) and (iii) of the Credit Agreement are hereby deleted and replaced with the following:

“(ii) [Reserved]

(iii) if to General Electric Capital Corporation, in its capacities as the Administrative Agent, the Issuing Bank, Swingline Lender, a Co-Collateral Agent or a Lender, to it at:

500 West Monroe Street, 12th Floor

Chicago, IL 60661

Attention: Esmark Incorporated, Account Manager

Telecopy: 312-463-3840

Telephone: 312-463-2300”

(p) Amendment to Commitment Schedule. The Commitment Schedule to the Credit Agreement is hereby deleted and replaced with the following:

COMMITMENT SCHEDULE

Lender	Commitment
General Electric Capital Corporation	$150,000,000
Total	$150,000,000

6. Additional Amendment to the Security Agreement.

(a) Article II of the Security Agreement is amended by deleting in its entirety the last sentence thereof.

7. Confirmation of Cash Management/Exercise of Exclusive Control. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, the parties hereto confirm that the Prior Agent at the discretion of Administrative Agent has delivered a notice of exclusive control or shifting control notice (or any other notice of similar effect called for by the applicable Deposit Account Control Agreement, as defined in the Security Agreement) to the depository institution party to each Deposit Account Control Agreement, instructing such depository institution to (a) begin forwarding through daily sweeps all amounts received in the deposit account(s) governed by such Deposit Account Control Agreement into a deposit account held by, or for the benefit of, Administrative Agent and (b) comply only with instructions delivered by the Administrative Agent and not the Loan Party party thereto. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that all of its deposit accounts and all deposit accounts of its Subsidiaries are subject to Deposit Account Control Agreements, which have been executed and delivered to the Administrative Agent prior to the date hereof.

8. Representations and Warranties of the Borrower Representative and each of the Borrowers.

(a) The Recitals in this Agreement are true and correct in all respects.

(b) All representations and warranties of the Borrower Representative and each of the Borrowers in the Credit Agreement and in the other Loan Documents to which it is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof.

(c) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

(d) The Borrower Representative and each of the Borrowers has the power, and has been duly authorized by all requisite action, to execute and deliver this Agreement and the other documents and agreements executed and delivered in connection herewith to which it is a party. This Agreement has been duly executed by the Borrower Representative, the Borrowers and the other documents and agreements executed and delivered in connection herewith to which the Borrower Representative and the Borrowers is a party have been duly executed and delivered by it.

(e) This Agreement is the legal, valid and binding obligation of the Borrower Representative and each of the Borrowers and the other documents and agreements executed or delivered in connection herewith to which any of the other Loan Parties is a party are the legal, valid and binding obligations of the other Loan Parties, in each case enforceable against each of the other Loan Parties in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally.

(f) The execution, delivery and performance of this Agreement and the other documents and agreements executed and delivered in connection therewith do not and will not (i) violate any law, rule, regulation or court order to which any of the Loan Parties is subject; (ii) conflict with or result in a breach of the certificate of formation or incorporation, bylaws, limited liability company agreement or other organizational documents of any of the Loan Parties or any other agreement or instrument to which it is party or by which the properties of any of the Loan Parties is bound; or (iii) result in the creation or imposition of any Lien on any property of any of the Loan Parties, whether now owned or hereafter acquired, other than Liens in favor of the Administrative Agent and the Co-Collateral Agents.

(g) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by each of the Loan Parties, or the validity or enforceability, of this Agreement or the other documents or agreements executed or delivered in connection herewith to which any of the Loan Parties is a party, or the consummation of the transactions contemplated hereby or thereby, or the continuing operations of any of the Loan Parties following the consummation of such transactions, except as otherwise expressly contemplated by this Agreement.

(h) There is no pending or, to the knowledge of any of the Borrowers and the Borrower Representative after due inquiry, threatened litigation, proceeding, inquiry or other action (i) seeking an injunction or other restraining order, damages or other relief with respect to the transactions contemplated by this Agreement and the other documents and agreements executed or delivered in connection herewith or (ii) which affects or could affect the business, prospects, operations, assets, liabilities or condition (financial or otherwise) of any of the Loan Parties, except, in the case of clause (ii), where such litigation, proceeding, inquiry or other action could not cause a Material Adverse Effect.

9. Payments. From and after the Omnibus Amendment Effective Date, the Borrowers shall make all payments (including but not limited to payments of principal, interest and fees (including any fees formerly owing to Prior Agent for administrative agent services) due under the Credit Agreement or otherwise) to GE Capital, as Administrative Agent.

10. Conditions Precedent to Effectiveness. This Agreement shall be effective on the date (the “Omnibus Amendment Effective Date”) when each of the following conditions shall have been satisfied in the sole discretion of GE Capital:

(i) Each of the parties hereto shall have delivered to GE Capital executed counterparts of this Agreement;

(ii) Each of the parties designated to be a signatory to the attached Acknowledgment of Omnibus Amendment Agreement shall have delivered to GE Capital executed counterparts of such Acknowledgment;

(iii) Delivery to GE Capital of an executed copy of the Assignment Agreement;

(iv) Delivery to GE Capital of UCC-3 amendments and/or terminations at each location where Prior Agent, in its capacity as Administrative Agent, filed a financing statement against any Borrower or other Loan Party;

(v) the Borrowers shall have paid to the GE Capital, for its own account, an amendment fee in an amount separately agreed to between the Borrowers and GE Capital;

(vi) the Borrowers shall have paid all legal fees and expenses of counsel to GE Capital (i.e., Winston & Strawn LLP) that have been invoiced on or prior to the date hereof; and

(vii) Delivery to the Administrative Agent of such additional agreements, documents or instruments, if any, as the Administrative Agent may reasonably request.

11. Post-Closing Obligations. Except as otherwise expressly set forth below, within ten (10) days of the Omnibus Amendment Effective Date (or such longer period to which the Administrative Agent may consent in its sole discretion), GE Capital, in its capacity as Administrative Agent, shall have received the following, each of which shall be on terms and conditions satisfactory to GE Capital in all respects:

(a) Payment from the Borrower to reimburse each of the Lenders, the Administrative Agent, the Co-Collateral Agents and the Issuing Bank (including any Person who is resigning or assuming such respective capacity) for all of its costs and expenses, including, without limitation, reasonable legal fees and expenses incurred by such Lender, Administrative Agent, Co-Collateral Agent or Issuing Bank in connection with the negotiation, execution and delivery of this Agreement and the actions contemplated hereby.

(b) Not later than February 29, 2008, delivery to GE Capital of executed tri-party blocked account agreements (or amendments to existing tri-party blocked account agreements) as requested by the Administrative Agent with respect to any “Deposit Accounts” of any Loan Party.

(c) Not later than February 29, 2008 (or such later date to which the Administrative Agent may consent in its sole discretion), delivery to GE Capital of mortgages, deeds of trust, UCC-3 fixture filings, ALTA or other mortgagee’s title policies, ALTA surveys, opinions of local counsel, and such other information, documentation, and certifications as requested by the Administrative Agent for the real properties described on Schedule A.

(d) Delivery to GE Capital of landlord waivers (or amendments to existing landlord waivers) as requested by the Administrative Agent for the leased properties described on Schedule B.

(e) Delivery to GE Capital of insurance certificates evidencing that GE Capital is and additional insured as to liability coverage and a lender’s loss payee as to property coverage under the Borrowers’ insurance policies described in Section 5.09 of the Credit Agreement and Section 4.12 of the Security Agreement.

(f) Not later than February 29, 2008, delivery to GE Capital of such agreements, documents or instruments as GE Capital deems desirable or necessary to perfect the Administrative Agent’s first priority perfected security interest in the intellectual property of the Borrowers (including, without limitation, any filings to terminate Prior Agent’s existing filings which GE Capital deems necessary to obtain a first priority perfected security interest in such intellectual property).

To the extent GE Capital does not receive any of the items set forth in this Section 11 within the time frames set forth above, there shall be an immediate Event of Default.

12. Further Assurances. Without limiting their obligations in any way under any of the Loan Documents, the Borrower Representative and the Borrowers reaffirm and acknowledge their obligations to GE Capital as Co-Collateral Agent, Co-Collateral Agent No. 1, Administrative Agent, Swingline Lender, Issuing Bank and/or a Lender with respect to the Credit Agreement and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken shall be to the satisfaction of GE Capital notwithstanding whether any of the foregoing was or were previously satisfactory to Prior Agent in its previous capacity as Administrative Agent, Co-Collateral Agent No. 1, Swingline lender, Issuing Bank or Lender.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Lenders and GE Capital and shall be binding upon the successors and assigns of the Borrower Representative and the Borrowers.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

15. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT, OR, IF NO JURISDICTION IS SET FORTH THEREIN, BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

17. Release of Claims. The Borrower Representative, each Borrower and each other Loan Party hereby releases, remises, acquits and forever discharges each Lender, the Co-Collateral Agents, the Administrative Agent, the Swingline Lender and the Issuing Bank (including any Person which is assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any matter of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Agreement or the other Loan Documents (collectively, the “Released Matters”). The Borrower Representative, the Borrowers and each other Loan Party hereby acknowledges that the agreements in this Section 17 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Borrower Representative, each Borrower and each other Loan Party hereby represents and warrants to the Lenders, the Co-Collateral Agents, the Administrative Agent, the Swingline Lender and the Issuing Bank (including any Person which is assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of any such Borrower or any other Loan Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

THE BORROWER REPRESENTATIVE, EACH BORROWER AND EACH OTHER LOAN PARTY AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AGREEMENT. THE BORROWER REPRESENTATIVE, EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT

SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, THE BORROWER REPRESENTATIVE, EACH BORROWER AND EACH OTHER LOAN PARTY WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION, individually, as Co-Collateral Agent, and as successor Administrative Agent, Co- Collateral Agent No. 1, Issuing Bank and Swingline Lender

By:	/s/ Matthew N. McAlpine
Name:	Matthew N. McAlpine
Title:	Duly Authorized Signatory

Signature Page to

Omnibus Amendment Agreement

ESMARK STEEL SERVICE GROUP, INC., individually and as Borrower Representative

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

SUN STEEL COMPANY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

ELECTRIC COATING TECHNOLOGIES LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

GREAT WESTERN STEEL COMPANY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

CENTURY STEEL COMPANY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

Signature Page to

Omnibus Amendment Agreement

U.S. METALS & SUPPLY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

MIAMI VALLEY STEEL SERVICE, INC.

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

NORTH AMERICAN STEEL LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

PREMIER RESOURCE GROUP LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

INDEPENDENT STEEL COMPANY LLC

By:	/s/ John F. Krupinski
Name:	John F. Krupinski
Title:	VP Finance

Signature Page to

Omnibus Amendment Agreement

Acknowledgement of Omnibus Amendment Agreement

Each of the undersigned (i) acknowledges receipt of a copy of the Omnibus Amendment Agreement dated as of February 15, 2008 (the “Agreement”; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement), by and among the Borrowers, Prior Agent, the Lenders party thereto and General Electric Capital Corporation, (ii) consents to such Agreement and each of the transactions referenced in the Agreement and (iii) hereby acknowledges the assignment, delegation and assumption contained in the Agreement and agrees, in its respective capacities as debtor, obligor, grantor, mortgagor, pledgor, guarantor, surety, indemnitor, assignor and each other similar capacity, if any, in which any such entity or person has previously granted Liens on all or any part of its real, personal or intellectual property pursuant to the Credit Agreement or any other Loan Document or has guaranteed the repayment of the liabilities pursuant to any of the foregoing agreements, that such assignment, delegation and assumption shall not affect in any way all or any of such Liens or repayment obligations of such entity, all of which Liens and repayment obligations remain and shall continue to in full force and effect and each of which is hereby ratified, confirmed and reaffirmed in all respects.

[Signature page follows]

IN WITNESS WHEREOF, this Acknowledgement of Omnibus Amendment Agreement has been duly executed by each of the undersigned as of the date first written above.

ESMARK REALTY LLC		U.S. METALS REALTY LLC

By:	/s/ John F. Krupinski	By:	/s/ John F. Krupinski
Name:	John F. Krupinski	Name:	John F. Krupinski
Title:	VP Finance	Title:	VP Finance

SUN STEEL REALTY LLC		MIAMI VALLEY REALTY LLC

By:	/s/ John F. Krupinski	By:	/s/ John F. Krupinski
Name:	John F. Krupinski	Name:	John F. Krupinski
Title:	VP Finance	Title:	VP Finance

CENTURY STEEL REALTY LLC		ISCO REALTY LLC

By:	/s/ John F. Krupinski	By:	/s/ John F. Krupinski
Name:	John F. Krupinski	Name:	John F. Krupinski
Title:	VP Finance	Title:	VP Finance

GREAT WESTERN REALTY LLC		ESMARK INCORPORATED (f/k/a Clayton Acquisition Corporation)

By:	/s/ John F. Krupinski	By:	/s/ John F. Krupinski
Name:	John F. Krupinski	Name:	John F. Krupinski
Title:	VP Finance	Title:	VP Finance

Signature Page to Acknowledgment of

Omnibus Amendment Agreement

SCHEDULE A

OWNED REAL PROPERTY

SCHEDULE B

LEASED REAL PROPERTY